Schedule of Estimated Minimum Lease Payments on Capital Lease Obligations (Detail) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2011
Schedule of Capital Lease Obligations [Line Items]
2012	$ 1,824
2013	459
2014	0
2015	0
2016	0
Thereafter	0
Total minimum lease payments	2,283
Less: executory costs	(167)
Net minimum lease payments	2,116
Less: amounts representing interest	(20)
Present value of minimum lease payments	$ 2,096